Long Term Debt (Summary Of Future Maturities Of Long-Term Debt) (Detail) $ in Thousands	Dec. 31, 2016 USD ($)
Summary of future maturities of long-term debt
2020	$ 40,622
2021	26,957
Thereafter	500,000
Total long-term debt	$ 567,579